UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

DELL TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENT S LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 16, 2018

SPECIAL MEETING OF STOCKHOLDERS
OF
DELL TECHNOLOGIES INC.
TO BE HELD ON     , 2018

PROXY STATEMENT
DATED      , 2018
OF
CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.

SOLICITATION OF PROXIES IN OPPOSITION TO
MATTERS RELATING TO THE PROPOSED
CLASS V TRANSACTION OF DELL TECHNOLOGIES INC.

This Proxy Statement (“Proxy Statement”) and the enclosed GOLD proxy card are being furnished by the Icahn Participants (as hereinafter defined) for use at the special meeting of stockholders of Dell Technologies Inc. (“Dell Technologies”) and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed Class V transaction (as hereinafter defined). The Special Meeting will be held on , 2018, at          , Central Time, at the Dell Round Rock Campus, 501 Dell Way (Building 2-East), Round Rock, Texas 78682.

Pursuant to this Proxy Statement, the Icahn Participants are soliciting proxies from holders of shares of Class V common stock of Dell Technologies, par value of $0.01 per share (the “Shares”), in respect of the following proposals to be considered at the Special Meeting, each as described in greater detail in the preliminary proxy statement of Dell Technologies (the “Dell Preliminary Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 4, 2018 for the Special Meeting (such proposals, the “Dell Special Meeting Proposals”):

1.	to adopt the Agreement and Plan of Merger, between Dell Technologies and Teton Merger Sub Inc., dated as of July 1, 2018, as it may be amended from time to time, referred to herein as the “merger agreement”, pursuant to which Teton Merger Sub Inc. will be merged with and into Dell Technologies, and Dell Technologies will continue as the surviving corporation, which transaction is referred to herein as the “Class V transaction”;

2.	to adopt the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies, referred to herein as the “amended and restated Company certificate”;

3.	to approve, on a non-binding, advisory basis, compensation arrangements with respect to the named executive officers of Dell Technologies related to the Class V transaction, referred to herein as the “transaction-related compensation proposal”; and

4.	to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the merger agreement or adopt the amended and restated Company certificate, referred to herein as the “adjournment proposal”.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY DELL TECHNOLOGIES. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. SEE “VOTING PROCEDURES” AND “REVOCATION OF PROXIES” BELOW.

THE ICAHN PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (1) “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT, (2) “AGAINST” THE ADOPTION OF THE AMENDED AND RESTATED COMPANY CERTIFICATE, (3) “AGAINST” THE APPROVAL OF THE TRANSACTION-RELATED COMPENSATION PROPOSAL, AND (4) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

If you attend the Special Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Special Meeting WILL NOT be sufficient to cancel your prior given proxy card. You must have written authority from the record owner to vote the Shares in its name at the Special Meeting.

The board of directors of Dell Technologies has fixed the close of business on        , 2018 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.  According to the Dell Preliminary Proxy Statement, as of the Record Date, there were           Shares outstanding. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each Share held on the Record Date.

As of the Record Date, the Icahn Participants beneficially owned an aggregate of       Shares (including Shares underlying forward contracts), representing approximately 8.3% of the outstanding Shares. The Icahn Participants intend to vote all such Shares “AGAINST” all Dell Technologies Special Meeting Proposals.

VOTE AGAINST THE DELL TECHNOLOGIES SPECIAL MEETING PROPOSALS BY USING THE ENCLOSED GOLD PROXY CARD OR VOTING INSTRUCTION FORM TO VOTE TODAY — BY TELEPHONE, BY INTERNET, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD OR VOTING INSTRUCTION FORM USING THE POSTAGE-PREPAID ENVELOPE PROVIDED.

This Proxy Statement and the enclosed GOLD proxy card are first being sent or given to holders of the Shares on or about           , 2018.

This solicitation is being made by the Icahn Participants and not by or on behalf of the board of directors of Dell Technologies.

If you have additional questions about the Class V transaction, need assistance in submitting your proxy or voting your Shares, or need additional copies of this Proxy Statement or the enclosed GOLD proxy card, please contact:

Harkins Kovler, LLC

Stockholders call toll-free:  +1 (877) 339-3288

Banks and Brokerage Firms call:  +1 (212) 468-5380

Email: DVMT@HarkinsKovler.com

This Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by request to Harkins Kovler, LLC at the telephone numbers or the email address set forth above.

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BACKGROUND OF THIS SOLICITATION

On July 1, 2018, Dell Technologies entered into the Agreement and Plan of Merger by and among Dell Technologies and Teton Merger Sub Inc.

On October 4, 2018, Dell Technologies filed the Dell Preliminary Proxy Statement with the SEC with respect to the Special Meeting and the Dell Technologies Special Meeting Proposals.

Between March 6, 2018 and October 12, 2018, the Icahn Participants purchased an aggregate of 16,538,492 Shares (including Shares underlying forward contracts) in open market purchases (as more fully described on Annex A hereto).

On October 12, 2018, the Icahn Participants submitted a Schedule 13D (the “Initial Schedule 13D” and, as amended from time to time, the “Schedule 13D”) for filing with the SEC disclosing that they beneficially owned, in the aggregate, 16,538,492 Shares (including shares underlying forward contracts), representing approximately 8.3% of the Shares outstanding (based upon the 199,356,591 Shares stated to be outstanding as of September 5, 2018 by Dell Technologies in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2018). In the Initial Schedule 13D, the Icahn Participants disclosed their strong opposition to and intention to solicit proxies against the Class V transaction.

On October 15, 2018, certain of the Icahn Participants issued an open letter to the holders of the Shares that reiterated their strong opposition to the Class V transaction because in the opinion of the Icahn Participants, the Class V transaction severely undervalues the Shares.

On October 15, 2018, the Icahn Participants delivered a demand, pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”), to Dell Technologies requesting access to certain stocklist materials of Dell Technologies.

THE DELL TECHNOLOGIES SPECIAL MEETING PROPOSALS

For a detailed discussion of the Dell Technologies Special Meeting Proposals, including various arguments in favor of such proposals, please refer to the Dell Preliminary Proxy Statement.

According to the Dell Preliminary Proxy Statement, stockholders will be asked to vote on the following proposals at the Special Meeting (the “Dell Technologies Special Meeting Proposals”):

Proposal 1 – Proposal to Adopt the Agreement and Plan of Merger

To adopt the Agreement and Plan of Merger, between Dell Technologies and Teton Merger Sub Inc., dated as of July 1, 2018, as it may be amended from time to time, referred to herein as the “merger agreement”, pursuant to which Teton Merger Sub Inc. will be merged with and into Dell Technologies, and Dell Technologies will continue as the surviving corporation, which transaction is referred to herein as the “Class V transaction”.

Recommendation

The Icahn Participants believe that the Class V transaction severely undervalues the Shares. Accordingly, the Icahn Participants recommend that you vote “AGAINST” Proposal 1 (Proposal to Adopt the Agreement and Plan of Merger).

Proposal 2 – Proposal to Adopt the Amended and Restated Company Certificate

To adopt the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies, referred to herein as the “amended and restated Company certificate”.

Recommendation

The Icahn Participants recommend that you vote “AGAINST” Proposal 2 (Proposal to Adopt the Amended and Restated Company Certificate).

Proposal 3 – Proposal to Approve the Transaction-Related Compensation

To approve, on a non-binding, advisory basis, compensation arrangements with respect to the named executive officers of Dell Technologies related to the Class V transaction, referred to herein as the “transaction-related compensation proposal”.

Recommendation

The Icahn Participants recommend that you vote “AGAINST” Proposal 3 (Proposal to Approve the Transaction-Related Compensation).

Proposal 4 – Proposal to Approve Adjournment of Special Meeting

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the merger agreement or adopt the amended and restated Company certificate, referred to herein as the “adjournment proposal”.

Recommendation

The Icahn Participants recommend that you vote “AGAINST” Proposal 4 (Proposal to Approve Adjournment of Special Meeting).

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THE ICAHN PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD OR VOTING INSTRUCTION FORM (1) “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT, (2) “AGAINST” THE ADOPTION OF THE AMENDED AND RESTATED COMPANY CERTIFICATE, (3) “AGAINST” THE APPROVAL OF THE TRANSACTION-RELATED COMPENSATION PROPOSAL, AND (4) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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CERTAIN INFORMATION REGARDING THE CLASS V TRANSACTION

At the Special Meeting, Dell Technologies stockholders of record at the close of business on the Record Date will be voting on, among other things, whether to adopt the merger agreement. According to the Dell Preliminary Proxy Statement, in the Class V transaction, for each Share owned by a stockholder, such holder may elect to receive either (1) 1.3665 shares of Class C Common Stock of Dell Technologies, which will be listed on the New York Stock Exchange and, unlike the Shares, will represent an interest in Dell Technologies’ entire business and will not track the performance of any distinct assets or business or (2) $109 in cash, subject to a cap of $9 billion on the aggregate amount of cash consideration, with the final mix of consideration received by each holder of the Shares who elects to receive cash subject to proration as a result of the $9 billion cap on cash payments. As a result of the Class V transaction, the Shares will be eliminated.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the merger agreement, as well as any amendment thereto, a copy of which is included as Annex A to the Dell Preliminary Proxy Statement. The Class V transaction and each of the Dell Special Meeting Proposals are described in further detail in the Dell Preliminary Proxy Statement, which is available at http://www.sec.gov.

QUESTIONS AND ANSWERS REGARDING THE CLASS V TRANSACTION

Q.	How do I vote?

A.	You may vote in person at the Special Meeting or you may designate another person—your proxy—to vote your Shares. The written document used to designate someone as your proxy is called a proxy or proxy card. We urge you to submit a proxy to have your Shares voted even if you plan to attend the Special Meeting. You may always change your vote at the Special Meeting.

If you hold Shares directly in your name on records maintained by the transfer agent for Dell Technologies, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those Shares. If you are a stockholder of record, you may have your Shares voted at the Special Meeting in person or submit a proxy by mail or via the internet or by telephone by following the instructions on your proxy card.

If your Shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and this proxy statement is being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your Shares, using one of the methods described on the voting instruction form.

Q.	If my Shares are held in “street name” by my bank, brokerage firm or other nominee, will my nominee automatically vote my Shares for me?

A.	No. Your bank, brokerage firm or other nominee will not vote your Shares if you do not provide your bank, brokerage firm or other nominee with a signed voting instruction form with respect to your Shares. None of the proposals to be voted on at the Special Meeting is a routine matter for which brokers may have discretionary authority to vote without instruction from the beneficial owner of the Shares. As a result, failure to provide instructions to your bank, brokerage firm or other nominee on how to vote will result in your Shares not being counted as present at the Special Meeting and therefore will have the same effect as a vote “AGAINST” the adoption of the merger agreement and “AGAINST” the adoption of the amended and restated Company certificate. Such failure to provide instructions will have no effect on the outcome of the voting for the approval of the transaction-related compensation proposal and the approval of the adjournment proposal because such Shares will not be present at the Special Meeting and entitled to vote on such matters. You should instruct your bank, brokerage firm or other nominee to vote your Shares by following the directions your nominee provides.

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Q.	What will happen if I submit my proxy without indicating how to vote?

A.	If you submit your proxy without indicating how to vote your Shares on any particular proposal, the Shares represented by your proxy will be voted in accordance with the recommendation of the Icahn Participants concerning that proposal. The Icahn Participants have recommended that such proxies be voted “AGAINST” the adoption of the merger agreement, “AGAINST” the adoption of the amended and restated Company certificate, “AGAINST” the approval of the transaction-related compensation proposal and “AGAINST” the approval of the adjournment proposal.

Q.	May I revoke my proxy or change my voting instructions?

A.	Yes. You may revoke your proxy or change your voting instructions at any time before your Shares are voted at the Special Meeting If you are a holder of record as of the Record Date, you may revoke your proxy by.

•	submitting a later proxy by telephone or via the Internet;

•	submitting a later dated proxy by mail;

•	providing written notice of your revocation to the Icahn Participants c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404 or to the Corporate Secretary at Dell Technologies, One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary, such that the notice is received before the Special Meeting; or

•	voting your shares at the Special Meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

Your attendance at the Special Meeting will not automatically revoke your proxy unless you vote at the Special Meeting or file a written notice with the Icahn Participants or the Corporate Secretary at Dell Technologies requesting that your prior proxy be revoked.

If you are a beneficial owner of Shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form provided to you by your nominee; or

•	voting your shares at the Special Meeting.

Q.	What happens if I transfer or sell my Shares before the Special Meeting?

A.	The record date for the Special Meeting is earlier than the date of the Special Meeting and the date on which the merger and the Class V transaction are expected to be completed. If you transfer or sell your Shares before the Record Date, you will not be entitled to vote at the Special Meeting. If you transfer or sell your Shares after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, unless the transferee requests a proxy from you and you grant such proxy to the transferee. However, you will have transferred the right to participate in the Class V transaction and receive the merger consideration to the transferee. To receive the merger consideration, you must hold your Shares through to the effective time of the merger.

Q.	What do I do if I receive more than one proxy or set of voting materials?

A.	You may receive more than one proxy or set of voting materials, including multiple copies of this proxy statement, the proxy card or the voting instruction form sent to you by your nominee. This can occur if you hold your Shares in more than one brokerage account, if you hold Shares directly as a holder of record and also in street name, or otherwise through another holder of record, and in certain other circumstances. If you receive more than one proxy or set of voting materials, please sign and return each set separately to ensure that all of your Shares are voted.

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Q.	When and where is the Special Meeting?

A.	The Special Meeting will be held on , 2018, at , Central Time, at the Dell Round Rock Campus, 501 Dell Way (Building 2-East), Round Rock, Texas 78682.

Q.	What vote is required to adopt the merger agreement?

A.	According to the Dell Preliminary Proxy Statement, adoption of the merger agreement requires:

1.	the affirmative vote of holders of record of a majority of the outstanding Shares (excluding Shares held by affiliates of Dell Technologies), voting as a separate class;

2.	the affirmative vote of holders of record of a majority of the outstanding shares of Class A Common Stock of Dell Technologies (the “Class A Common Stock”), voting as a separate class;

3.	the affirmative vote of holders of record of a majority of the outstanding shares of Class B Common Stock of Dell Technologies (the “Class B Common Stock”), voting as a separate class; and

4.	the affirmative vote of holders of record of outstanding Shares, Class A Common Stock, Class B Common Stock and Class C Common Stock of Dell Technologies (the “Class C Common Stock”) representing a majority of the voting power of the outstanding shares of all such series of common stock, voting together as a single class.

Q.	What vote is required to adopt the amended and restated Company certificate?

A.	According to the Dell Preliminary Proxy Statement, adoption of the amended and restated Company certificate requires:

1.	the affirmative vote of holders of record of a majority of the outstanding Shares (excluding Shares held by affiliates of Dell Technologies), voting as a separate class;

2.	the affirmative vote of holders of record of a majority of the outstanding shares of Class A Common Stock, voting as a separate class;

3.	the affirmative vote of holders of record of a majority of the outstanding shares of Class B Common Stock, voting as a separate class; and

4.	the affirmative vote of holders of record of outstanding Shares, Class A Common Stock, Class B Common Stock and Class C Common Stock representing a majority of the voting power of the outstanding shares of all such series of common stock, voting together as a single class.

Q.	What vote is required to approve the transaction-related compensation proposal?

A.	According to the Dell Preliminary Proxy Statement, approval of the transaction-related compensation proposal requires the affirmative vote of the holders of record of a majority of the voting power of the outstanding Shares, Class A Common Stock, Class B Common Stock and Class C Common Stock present in person or by proxy at the meeting and entitled to vote thereon, voting together as a single class.

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Q.	What vote is required to approve the adjournment proposal?

A.	According to the Dell Preliminary Proxy Statement, approval of the adjournment proposal requires the affirmative vote of the holders of record of a majority of the voting power of the outstanding Shares, Class A Common Stock, Class B Common Stock and Class C Common Stock present in person or by proxy at the meeting and entitled to vote thereon, voting together as a single class.

Q.	Who can vote at the Special Meeting?

A.	Stockholders of record as of the close of business on the Record Date, are entitled to receive notice of, and to vote at, the Special Meeting. Each record holder of Shares as of the Record Date is entitled to cast one vote on each matter properly brought before the Special Meeting for each Share that such holder owns as of the Record Date. According to the Dell Preliminary Proxy Statement, as of the Record Date, there were Shares outstanding.

Q.	What constitutes a quorum for the Special Meeting?

A.	For each Dell Technologies Special Meeting Proposals, there must be a quorum present. For a quorum at the Special Meeting, there must be present in person or represented by proxy:

•	holders of record of outstanding shares of common stock representing a majority of the voting power of the outstanding shares of common stock entitled to vote thereat; and

•	for each additional vote of holders of a series of common stock, voting as a separate class, required to adopt the merger agreement or the amended and restated Company certificate, holders of record of outstanding shares of common stock of such series representing a majority of the voting power of the outstanding shares of such series.

Abstentions will be counted as present in determining the presence of a quorum. All of the Dell Technologies Special Meeting Proposals are contested. For that reason alone, brokers will have no authority to vote Shares on any of the Dell Technologies Special Meeting Proposals in the absence of having received voting instructions from beneficial owners of the Shares held by such brokers. As a result, broker non-votes will not exist in this solicitation. Failure to provide instructions to your bank, brokerage firm or other nominee on how to vote your Shares will result in your Shares not being counted as present in determining the presence of a quorum.

Q.	What is the difference between being a “stockholder of record” and a “beneficial owner”?

A.	If your Shares are registered directly in your name with Dell Technologies’ transfer agent, you are considered, with respect to those Shares, the “stockholder of record.” In that case, this Proxy Statement, and your proxy card, have been sent directly to you by the Icahn Participants.

If your Shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of Shares held in “street name.” In that case, this Proxy Statement has been forwarded to you by your bank, brokerage firm or other nominee which may be, with respect to those Shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your Shares by following their instructions for voting.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person to vote your Shares. The document used to designate a proxy to vote your Shares is called a proxy card.

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Q.	What should I do if I receive a proxy card from Dell Technologies?

A.	If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return any proxy card or follow any voting instructions provided by Dell Technologies unless you intend to change your vote, because only your latest-dated proxy will be counted. If you have already sent a proxy card to Dell Technologies and voted in favor of the Dell Technologies Special Meeting Proposals, you may revoke it and vote against the Dell Technologies Special Meeting Proposals simply by signing, dating and returning the enclosed GOLD proxy card.

Q.	What happens if I do not vote or submit a proxy card, or do not instruct my bank, broker or other nominee as to how to vote, or abstain from voting?

A.	All of the Dell Technologies Special Meeting Proposals are contested. For that reason alone, brokers will have no authority to vote Shares on any of the Dell Technologies Special Meeting Proposals in the absence of having received voting instructions from beneficial owners of the Shares held by such brokers. As a result, broker non-votes will not exist in this solicitation. Failure to provide instructions to your bank, brokerage firm or other nominee on how to vote your Shares will result in result in your Shares not being counted as present at the Special Meeting and therefore, will have the same effect as a vote “AGAINST” the adoption of the merger agreement and “AGAINST” the adoption of the amended and restated Company certificate. Such failure to provide instructions will have no effect on the approval of the transaction-related compensation proposal and the approval of the adjournment proposal because such Shares will not be present at the meeting and entitled to vote on such matters. Abstentions from voting will have the same effect as a vote “AGAINST” all of the Dell Technologies Special Meeting Proposals. If you submit your GOLD proxy card without indicating how to vote your Shares on any particular proposal, the Shares represented by your GOLD proxy card will be voted in accordance with the recommendation of the Icahn Participants concerning that proposal. The Icahn Participants have recommended that such proxies be voted “AGAINST” all of the Dell Technologies Special Meeting Proposals.

For purposes of the votes of holders of the Shares on the adoption of the merger agreement and amended and restated Company certificate (that exclude votes of Dell Technologies’ affiliates), all outstanding Shares held by Dell Technologies’ affiliates, including Dell Technologies directors and executive officers, will not be counted either as Shares entitled to vote or as Shares voted. As of the Record Date, according to the Dell Preliminary Proxy Statement, Dell Technologies directors, executive officers and other affiliates held approximately         % of all outstanding Shares.

Q.	What do I need to do now?

A.	Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this Proxy Statement, please submit your GOLD proxy card promptly to ensure that your Shares are represented at the Special Meeting. If you hold your Shares in your own name as the stockholder of record, please submit your proxy for your Shares by completing, signing, dating and returning the enclosed GOLD proxy card using the accompanying postage-prepaid reply envelope. If you decide to attend the Special Meeting and vote in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of Shares, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

THE ICAHN PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (1) “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT, (2) “AGAINST” THE ADOPTION OF THE AMENDED AND RESTATED COMPANY CERTIFICATE, (3) “AGAINST” THE APPROVAL OF THE TRANSACTION-RELATED COMPENSATION PROPOSAL, AND (4) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Q.	Who can help answer my other questions?

A.	If you have additional questions about the Icahn Participants’ opposition to the Class V transaction, need assistance in submitting your proxy or voting your Shares, or need additional copies of this Proxy Statement or the enclosed GOLD proxy card, please contact:

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Harkins Kovler, LLC
Stockholders call toll-free: +1 (877) 339-3288
Banks and Brokerage Firms call: +1 (212) 468-5380
Email: DVMT@HarkinsKovler.com

This Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by request to Harkins Kovler, LLC at the telephone numbers or the email address set forth above.

VOTING PROCEDURES

Holders of Shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each Share outstanding on the Record Date is entitled to one vote on each matter presented at the Special Meeting.

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1.	Complete, sign, date and return the enclosed GOLD proxy card or the enclosed voting instructions form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record using the postage-paid envelope provided. We recommend that you vote on the GOLD proxy card or voting instruction form even if you plan to attend the Special Meeting;

2.	vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record;

3.	vote by telephone by following the voting instructions on the GOLD proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record; or

4.	vote in person by attending the Special Meeting. Written ballots will be distributed to stockholders who wish to vote in person at the Special Meeting. If you hold your Shares through a bank, broker or other custodian, you must obtain a power of proxy from such custodian in order to vote your Shares in-person at the Special Meeting.

 To submit a proxy by telephone, please call the telephone number listed on the enclosed GOLD proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record.  Proxies may also be submitted over the Internet.  Please refer to the enclosed GOLD proxy card or voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record for the website information.  In each case, stockholders will be required to provide the unique control number which has been printed on the enclosed GOLD proxy card or the voting instruction form.  In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those stockholders submitting proxies by telephone or at the designated website for those stockholders submitting proxies over the Internet.  Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

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Whether or not you are able to attend the Special Meeting, you are urged to complete the enclosed GOLD proxy or voting instruction form and return it using the enclosed postage-prepaid envelope. All valid proxies received prior to the Special Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card or the voting instruction form, your Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE ON THE GOLD PROXY CARD OR THE VOTING INSTRUCTION FORM, YOUR SHARES WILL BE VOTED “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT, “AGAINST” THE ADOPTION OF THE AMENDED AND RESTATED COMPANY CERTIFICATE, “AGAINST” THE APPROVAL OF THE TRANSACTION-RELATED COMPENSATION PROPOSAL AND “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a GOLD proxy card, please contact:

Harkins Kovler, LLC

Shareholders call toll-free:  +1 (877) 339-3288

Banks and Brokerage Firms call:  +1 (212) 468-5380

Email: DVMT@HarkinsKovler.com

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD OR VOTING INSTRUCTION FORM USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR USE THE GOLD PROXY CARD OR VOTING INSTRUCTION FORM TO VOTE BY TELEPHONE OR INTERNET.

The accompanying GOLD proxy card will be voted at the Special Meeting in accordance with your instructions on such card, as described above.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a holder of record on the Record Date, you will retain your voting rights at the Special Meeting even if you transfer or sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the GOLD proxy card, even if you transfer or sell such Shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IF YOU WISH TO VOTE AS RECOMMENDED BY THE ICAHN PARTICIPANTS AT THE SPECIAL MEETING, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE GOLD PROXY CARD ON YOUR BEHALF AS SOON AS POSSIBLE.

UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING YOUR SHARES ON YOUR BEHALF, THE BROKER WILL NOT HAVE AUTHORITY TO VOTE YOUR SHARES FOR ANY OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

REVOCATION OF PROXIES

Any Stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Special Meeting by:

1.	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any proxy cards which you may have submitted to Dell Technologies;

2.	submitting a properly executed, subsequently dated proxy card to Dell Technologies, which will revoke all prior proxy cards, including any GOLD proxy cards which you may have submitted to the Icahn Participants;

3.	submitting a vote by telephone or via the Internet (telephone and Internet voting instructions are on your GOLD proxy card or voting instruction form);

10

4.	attending the Special Meeting and revoking your proxy by voting in-person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy); or

5.	delivering written notice of revocation either to the Icahn Participants, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404, or the Secretary of Dell Technologies.

Although a revocation is effective if delivered to Dell Technologies, the Icahn Participants request that either the original or a copy of any revocation be mailed to the Icahn Participants c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404, so that the Icahn Participants will be aware of all revocations.

IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO DELL TECHNOLOGIES, WE URGE YOU TO REVOKE IT BY (1) COMPLETING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD OR VOTING INSTRUCTION FORM USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTICIPANTS OR TO THE SECRETARY OF DELL TECHNOLOGIES.

APPRAISAL RIGHTS

According to the Dell Preliminary Proxy Statement, stockholders are not entitled to statutory appraisal rights with respect to the Shares under Delaware law by reason of the Class V transaction because the Shares are currently listed on the New York Stock Exchange and the holders of the Shares will not be required in the merger to receive anything except the Class C Common Stock, which will be listed on the New York Stock Exchange.

COST AND METHOD OF SOLICITATION

Solicitation of proxies will be made by Mr. Icahn and certain officers and employees of the Icahn Participants.

The Icahn Parties (as defined herein) have retained Harkins Kovler, LLC (“Harkins Kovler”) to conduct the solicitation, for which Harkins Kovler is to receive a fee estimated not to exceed $300,000, plus reimbursement of expenses incurred in connection with the solicitation of proxies for the Icahn Participants. The Icahn Parties have agreed to indemnify Harkins Kovler against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Harkins Kovler pursuant to the foregoing provisions, the Icahn Parties have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, email, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Harkins Kovler will employ up to 50 persons to solicit proxies from holders of the Shares for the Special Meeting.

The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $100,000 to date, and is estimated to be approximately $750,000 in total. The cost of such expenditures will be borne by the Icahn Parties.

The Icahn Parties will reimburse banks, brokers, custodians or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding, at the Icahn Parties’ request, all materials related to this solicitation of proxies to the beneficial owners of Shares they hold of record.

The Icahn Parties will not seek reimbursement from Dell Technologies in connection with this solicitation.

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OTHER PROPOSALS

Other than as set forth above, the Icahn Participants are not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the GOLD proxy card will vote on such proposals in their discretion (provided, however, that such persons named on the GOLD proxy card will be permitted to use such discretionary authority only for matters that they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES

The participants in the solicitation of proxies (the “Icahn Participants”) from Class V stockholders of Dell Technologies include the following: High River Limited Partnership (“High River”), Hopper Investments LLC (“Hopper”), Barberry Corp. (“Barberry”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Offshore LP (“Icahn Offshore”), Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn, a citizen of the United States of America.

Icahn Partners, Icahn Master and High River (collectively, the “Icahn Parties”) are entities controlled by Carl C. Icahn. Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of Icahn Master. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties. In addition, Mr. Icahn is the indirect holder of approximately 91.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

The Icahn Parties may be deemed to beneficially own, in the aggregate, 16,538,492 Shares (including Shares underlying forward contracts), representing approximately 8.3% of the outstanding Shares (based upon the 199,356,591 Shares stated to be outstanding as of September 5, 2018 by Dell Technologies in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2018).

High River has sole voting power and sole dispositive power with regard to 3,307,701 Shares (including Shares underlying forward contracts). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 5,485,737 Shares (including Shares underlying forward contracts). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 7,745,054 Shares (including Shares underlying forward contracts). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the “Act”) the Shares that High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares that Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares that Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

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Annex A attached hereto sets forth, as to the Icahn Participants, all transactions in the Shares effected during the past two years and their beneficial ownership of the Shares.

With respect to each Icahn Participant, except as set forth herein or in Annex A attached hereto, (a) such Icahn Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Dell Technologies, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (b) neither such Icahn Participant nor any of such Icahn Participant’s associates have any arrangement or understanding with any person with respect to (i) any future employment by Dell Technologies or its affiliates or (ii) any future transactions to which Dell Technologies or any of its affiliates will or may be a party.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement, and the documents referred to or incorporated by reference into this Proxy Statement, are forward-looking statements, including, but not limited to, statements that are predictions or indications of future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in Dell Technologies’ and VMware Inc.’s Annual Reports on Form 10-K for the year ended December 31, 2017, as well as the factors identified in Dell Technologies’ and VMware Inc.’s other public filings and under the section entitled “Cautionary Note Regarding Forward-Looking Statements” in the Dell Preliminary Proxy Statement. Such forward-looking statements should therefore be considered in light of such factors, and the Icahn Participants are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

OTHER INFORMATION

The information concerning Dell Technologies and the Class V transaction contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although the Icahn Participants have no knowledge that would indicate that statements relating to Dell Technologies or the Class V transaction contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date the Icahn Participants have not had access to the full books and records of Dell Technologies, were not involved in the preparation of such information and statements, and are not in a position to verify any such information or statements.

Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), reference is made to the Dell Preliminary Proxy Statement for information concerning the merger agreement and related documents, the Class V transaction, financial information regarding Dell Technologies, VMware, Inc., the Dell Technologies Special Meeting Proposals, shares of Dell Technologies common stock, the beneficial ownership of the Shares, appraisal rights of holders of Dell Technologies common stock, other information concerning Dell Technologies’ management, and certain other matters regarding Dell Technologies and the Special Meeting. The Icahn Participants assume no responsibility for the accuracy or completeness of any such information.

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INFORMATION REGARDING DELL TECHNOLOGIES

Dell Technologies’ principal executive offices are located at One Dell Way, Round Rock, Texas 78682, and its telephone number is (512) 728-7800. You can find additional business and financial information about Dell Technologies in reports and documents previously filed with the SEC. Dell Technologies’ Annual Report on Form 10-K and other SEC filings may be accessed via the internet at www.sec.gov or on the Investors page on its website at http://investors.delltechnologies.com. Information included on or accessed through the Dell Technologies website is not incorporated by reference into this Proxy Statement.

FUTURE STOCKHOLDER PROPOSALS

According to the Dell Preliminary Proxy Statement, whether or not the Class V transaction is completed, Dell Technologies will hold an annual meeting of its stockholders in 2019.

The following description of the requirements for submitting stockholder proposals for the Dell Technologies 2019 annual meeting of stockholders has been taken from the Dell Preliminary Proxy Statement:

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2019 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.

Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the board of directors or other stockholder proposals will be eligible for consideration at the 2019 annual meeting without inclusion in the proxy materials.

Inclusion in proxy statement for 2019 annual meeting—A stockholder who wishes to present a proposal (other than a nomination of persons for election to the board of directors) for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 15, 2019. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

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ANNEX A

SECURITY OWNERSHIP OF THE ICAHN PARTICIPANTS

Title of Class	Name of Beneficial Owner (1)	Amount of Beneficial Ownership (2)	Percent of Class (3)
Class V Common Stock, par value $0.01 per share (the “Shares”)	High River	3,307,701	1.66%
Shares	Icahn Partners	7,745,054	3.89%
Shares	Icahn Master	5,485,737	2.75%

(1)	Please note that each stockholder listed in this table is the direct beneficial owner of the Shares set forth under the heading “Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading “Description of Icahn Beneficial Ownership and Icahn Beneficial Owners.”

(2)	Please note that beneficial ownership of the Shares set forth in this column includes Shares underlying forward contracts.

(3)	Please note that percentages of ownership set forth in this column were calculated based on the 199,356,591 Shares stated to be outstanding as of September 5, 2018 by Dell Technologies in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2018.

Description of Icahn Beneficial Ownership and Icahn Beneficial Owners

Barberry Corp., a Delaware corporation (“Barberry”), is the sole member of Hopper Investments LLC, a Delaware limited liability company (“Hopper”), which is the general partner of High River. Beckton Corp., a Delaware corporation (“Beckton”), is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Holdings”). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company (“IPH”), which is the general partner of Icahn Capital L.P., a Delaware limited partnership (“Icahn Capital”). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”), and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of Icahn Master. Each of Barberry and Beckton is 100% owned by Carl C. Icahn (“Mr. Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore Icahn Offshore, the “Icahn Beneficial Owners” and each of them an “Icahn Beneficial Owner”). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties. In addition, Mr. Icahn is the indirect holder of approximately 91.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Holdings.

The principal business address of each of (i) High River, Hopper, Barberry, Icahn Master, Icahn Offshore, Icahn Partners, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

A-1

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises L.P. and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., through which Mr. Icahn manages various private investment funds, including Icahn Partners and Icahn Master, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a Nasdaq-listed diversified holding company engaged in a variety of businesses, including vestment management, automotive, energy, mining, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation (“Starfire”), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire’s subsidiaries.

The Icahn Parties are deemed to beneficially own, in the aggregate, 16,538,492 Shares (including Shares underlying forward contracts), representing approximately 8.3% of the outstanding Shares (based on the 199,356,591 Shares stated to be outstanding as of September 5, 2018 by Dell Technologies in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 11, 2018).

High River has sole voting power and sole dispositive power with regard to 3,307,701 Shares (including Shares underlying forward contracts). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 7,745,054 Shares (including Shares underlying forward contracts). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 5,485,737 Shares (including Shares underlying forward contracts). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the Shares that High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the Shares that Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own the Shares that Icahn Master directly beneficially owns.

Two Year Summary Table:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of forward contracts, by the Icahn Participants within the past two years, and the number of Shares in each such purchase and sale or exercise of forward contracts.

Name	Date	Shares Purchased/Forward Contracts Exercised
High River	03/06/2018	26,758
High River	03/13/2018	24,112
High River	03/14/2018	13,309
High River	03/15/2018	20,148
High River	03/19/2018	16,543
High River	03/21/2018	2,895
High River	05/02/2018	8,000
High River	05/03/2018	126,000
High River	06/19/2018	174,000
High River	06/19/2018	65,036	(2)
High River	07/26/2018	200,000

A-2

Name	Date	Shares Purchased/Forward Contracts Exercised
High River	07/26/2018	37,917
High River	07/27/2018	40,824
High River	07/30/2018	61,533
High River	07/31/2018	56,503
High River	08/01/2018	49,345
High River	08/02/2018	7,066
High River	08/03/2018	96,381
High River	08/06/2018	43,742
High River	08/07/2018	20
High River	08/08/2018	1,060
High River	08/15/2018	460
High River	09/07/2018	24,824
High River	09/10/2018	66,051
High River	09/10/2018	20,890
High River	09/11/2018	40,567
High River	09/12/2018	30,133
High River	09/13/2018	47,346
High River	09/14/2018	3,360
High River	09/19/2018	28,351
High River	09/20/2018	64,243
High River	09/21/2018	134,443
High River	09/24/2018	150,741
High River	09/25/2018	58,296
High River	09/26/2018	20,000
High River	09/26/2018	50,000	(1)
High River	09/27/2018	2,000
High River	09/27/2018	67,452	(1)
High River	09/28/2018	63,163	(1)
High River	10/01/2018	7,000
High River	10/01/2018	42,000	(1)
High River	10/02/2018	248,191	(1)
High River	10/03/2018	87,217	(1)
High River	10/04/2018	136,157	(1)
High River	10/05/2018	115,928	(1)
High River	10/08/2018	131,497	(1)
High River	10/09/2018	130,042	(1)
High River	10/10/2018	167,631	(1)
High River	10/11/2018	139,606	(1)
High River	10/12/2018	66,000
High River	10/12/2018	92,920	(1)
Icahn Partners	03/06/2018	63,483
Icahn Partners	03/13/2018	57,195
Icahn Partners	03/14/2018	31,576
Icahn Partners	03/15/2018	47,802
Icahn Partners	03/19/2018	39,248

A-3

Name	Date	Shares Purchased/Forward Contracts Exercised
Icahn Partners	03/21/2018	6,868
Icahn Partners	05/02/2018	18,946
Icahn Partners	05/03/2018	298,400
Icahn Partners	06/19/2018	412,075
Icahn Partners	06/19/2018	155,451	(2)
Icahn Partners	07/26/2018	474,281
Icahn Partners	07/26/2018	89,935
Icahn Partners	07/27/2018	96,831
Icahn Partners	07/30/2018	145,953
Icahn Partners	07/31/2018	134,020
Icahn Partners	08/01/2018	90,189
Icahn Partners	08/02/2018	16,553
Icahn Partners	08/03/2018	225,826
Icahn Partners	08/06/2018	102,481
Icahn Partners	08/07/2018	48
Icahn Partners	08/08/2018	2,483
Icahn Partners	08/15/2018	1,078
Icahn Partners	09/07/2018	57,572
Icahn Partners	09/10/2018	154,711
Icahn Partners	09/10/2018	48,931
Icahn Partners	09/11/2018	95,019
Icahn Partners	09/12/2018	70,580
Icahn Partners	09/13/2018	110,899
Icahn Partners	09/14/2018	7,871
Icahn Partners	09/19/2018	66,408
Icahn Partners	09/20/2018	150,477
Icahn Partners	09/21/2018	314,908
Icahn Partners	09/24/2018	353,082
Icahn Partners	09/25/2018	136,548
Icahn Partners	09/26/2018	46,847
Icahn Partners	09/26/2018	117,116	(1)
Icahn Partners	09/27/2018	4,685
Icahn Partners	09/27/2018	157,995	(1)
Icahn Partners	09/28/2018	147,946	(1)
Icahn Partners	10/01/2018	14,734
Icahn Partners	10/01/2018	96,679	(1)
Icahn Partners	10/02/2018	581,130	(1)
Icahn Partners	10/03/2018	205,879	(1)
Icahn Partners	10/04/2018	318,807	(1)
Icahn Partners	10/05/2018	271,442	(1)
Icahn Partners	10/08/2018	308,052	(1)
Icahn Partners	10/09/2018	304,495	(1)
Icahn Partners	10/10/2018	392,513	(1)
Icahn Partners	10/11/2018	326,890	(1)
Icahn Partners	10/12/2018	154,541
Icahn Partners	10/12/2018	217,575	(1)

A-4

Name	Date	Shares Purchased/Forward Contracts Exercised
Icahn Master	03/06/2018	43,548
Icahn Master	03/13/2018	39,251
Icahn Master	03/14/2018	21,660
Icahn Master	03/15/2018	32,791
Icahn Master	03/19/2018	26,923
Icahn Master	03/21/2018	4,711
Icahn Master	05/02/2018	13,054
Icahn Master	05/03/2018	205,600
Icahn Master	06/19/2018	283,925
Icahn Master	06/19/2018	104,694	(2)
Icahn Master	07/26/2018	325,719
Icahn Master	07/26/2018	61,731
Icahn Master	07/27/2018	66,463
Icahn Master	07/30/2018	100,180
Icahn Master	07/31/2018	91,990
Icahn Master	08/01/2018	107,190
Icahn Master	08/02/2018	11,709
Icahn Master	08/03/2018	159,698
Icahn Master	08/06/2018	72,487
Icahn Master	08/07/2018	32
Icahn Master	08/08/2018	1,757
Icahn Master	08/15/2018	763
Icahn Master	09/07/2018	41,724
Icahn Master	09/10/2018	109,492
Icahn Master	09/10/2018	34,628
Icahn Master	09/11/2018	67,250
Icahn Master	09/12/2018	49,951
Icahn Master	09/13/2018	78,484
Icahn Master	09/14/2018	5,571
Icahn Master	09/19/2018	46,996
Icahn Master	09/20/2018	106,495
Icahn Master	09/21/2018	222,863
Icahn Master	09/24/2018	249,881
Icahn Master	09/25/2018	96,636
Icahn Master	09/26/2018	33,153
Icahn Master	09/26/2018	82,884	(1)
Icahn Master	09/27/2018	3,315
Icahn Master	09/27/2018	111,815	(1)
Icahn Master	09/28/2018	104,704	(1)
Icahn Master	10/01/2018	13,266
Icahn Master	10/01/2018	71,321	(1)
Icahn Master	10/02/2018	411,632	(1)
Icahn Master	10/03/2018	142,990	(1)
Icahn Master	10/04/2018	225,821	(1)
Icahn Master	10/05/2018	192,271	(1)

A-5

Name	Date	Shares Purchased/Forward Contracts Exercised
Icahn Master	10/08/2018	217,936	(1)
Icahn Master	10/09/2018	215,671	(1)
Icahn Master	10/10/2018	278,012	(1)
Icahn Master	10/11/2018	231,534	(1)
Icahn Master	10/12/2018	109,459
Icahn Master	10/12/2018	154,106	(1)

(1)	Represents Shares underlying forward contracts. These forward contracts expire of September 24, 2020.

(2)	Represents Shares acquired upon the exercise of forward contracts as described below under the heading “Exercise of Forward Contracts.”

Shares purchased by each of the Icahn Parties are maintained in margin accounts that include positions in securities in addition to the Shares. As of October 15, 2018, the indebtedness of (i) High River’s margin account was approximately $253.0 million, (ii) Icahn Partners’ margin account was approximately $0 million, and (iii) Icahn Master margin account was approximately $0 million.

Exercise of Forward Contracts

The following are forward contracts entered into by the Icahn Parties at a forward price of $64.00 per Share and an expiration date of May 2, 2020. On June 19, 2018, the Icahn Parties exercised all of their respective forward contracts referenced below.

Name	Date	Shares Underlying Forward Contracts
High River	05/03/2018	42,717
High River	05/04/2018	1,259
High River	05/09/2018	20,000
High River	05/10/2018	200
High River	05/15/2018	860

Icahn Partners	05/03/2018	102,493
Icahn Partners	05/04/2018	3,001
Icahn Partners	05/09/2018	47,443
Icahn Partners	05/10/2018	474
Icahn Partners	05/15/2018	2,040

Icahn Master	05/03/2018	68,374
Icahn Master	05/04/2018	2,037
Icahn Master	05/09/2018	32,557
Icahn Master	05/10/2018	326
Icahn Master	05/15/2018	1,400

A-6

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DELL TECHNOLOGIES INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD           , 2018

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

MR. CARL C. ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL L.P., IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., AND BECKTON CORP. (THE “ICAHN PARTICIPANTS”)

VOTING CONTROL NUMBER:

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE

YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD.

WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF

VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL
This method of voting is available for residents of the U.S. and Canada. On a touch-tone telephone, call TOLL FREE +1 (888) 693-8683, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 6:00 a.m. Eastern Daylight Time on , 2018.	Visit the Internet voting Web site at www.cesvote.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 6:00 a.m. Eastern Daylight Time on , 2018.	Simply mark, sign and date your proxy card and return it using the postage-prepaid envelope to the Icahn Participants c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404.

IF YOU ARE VOTING BY MAIL, DETACH BELOW, MARK SIGN, DATE AND RETURN YOUR GOLD PROXY CARD USING THE POSTAGE-PREPAID ENVELOPE PROVIDED.

Your vote, whether by Internet, telephone or mail, must be received no later than

6:00 a.m. Eastern Daylight Time on        , 2018 to be included in the voting results.

Detach Here

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DELL TECHNOLOGIES INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD       , 2018

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

MR. CARL C. ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL L.P., IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., AND BECKTON CORP. (THE “ICAHN PARTICIPANTS”)

The undersigned hereby appoints and constitutes each of Andrew Langham and Courtney Mather (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of Dell Technologies Inc. (“Dell Technologies”) to be held on        , 2018 at        , Central Time at the Dell Round Rock Campus, 501 Dell Way (Building 2-East), Round Rock, Texas 78682, and at any adjournments or postponements or continuations thereof (the “Special Meeting”), hereby revoking any proxies previously given, to vote all shares of Class V Common Stock, par value $0.01 per share, of Dell Technologies (the “Shares”) held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

IF YOU SPECIFY A CHOICE WITH RESPECT TO ANY PROPSAL BY MARKING THE APPROPRIATE BOX, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THAT SPECIFICATION. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED “AGAINST” THE ADOPTION OF THE MERGER AGREEMENT, “AGAINST” THE ADOPTION OF THE AMENDED AND RESTATED COMPANY CERTIFICATE, “AGAINST” THE APPROVAL OF THE TRANSACTION-RELATED COMPENSATION PROPOSAL AND “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING (PROVIDED, HOWEVER, THAT THE PERSONS NAMED ABOVE WILL BE PERMITTED TO USE SUCH DISCRETIONARY AUTHORITY ONLY FOR MATTERS WHICH THEY DO NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE MEETING).

The Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by telephone request to Harkins Kovler, LLC at +1 (877) 339-3288 (toll-free) or +1 (212) 468-5380 (collect) or by online request to Harkins Kovler, LLC at DVMT@HarkinsKovler.com.

SIGN, DATE AND MAIL YOUR PROXY TODAY
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN               , CENTRAL TIME, ON               , 2018, TO BE INCLUDED IN THE VOTING RESULTS.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE ICAHN PARTICIPANTS RECOMMEND A VOTE “AGAINST” THE DELL TECHNOLOGIES SPECIAL MEETING PROPOSALS BELOW.

1.	To adopt the Agreement and Plan of Merger, between Dell Technologies and Teton Merger Sub Inc., dated as of July 1, 2018, as it may be amended from time to time, pursuant to which Teton Merger Sub Inc. will be merged with and into Dell Technologies, and Dell Technologies will continue as the surviving corporation.	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	To adopt the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies.	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve, on a non-binding, advisory basis, compensation arrangements with respect to the named executive officers of Dell Technologies related to the Class V transaction.	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the merger agreement or adopt the amended and restated Company certificate.	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to act upon such other business that may properly come before the Special Meeting and any adjournment or postponement thereof (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

Please be sure to sign and date this Proxy.

Signature(s) of Shareholder(s)	Date

Signature(s) if held jointly	Date

Title, if any

Please sign exactly as your name(s) appear on this proxy. When Shares are held jointly, each holder should sign. When signing as Executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.